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                                                                   EXHIBIT 21(a)

                            FAMILY RESTAURANTS, INC.

                                 1995 FORM 10-K

                              LIST OF SUBSIDIARIES

                                                     Jurisdiction of
   Subsidiaries as of December 31, 1995               Incorporation
- -------------------------------------------          ---------------
Carrows California Family Restaurants, Inc.          Delaware
Carrows Restaurants, Inc.                            California
CCMR Advertising Agency, Inc.                        Kentucky
CCMR of Catonsville, Inc.                            Kentucky
CCMR of Cumberland, Inc.                             Kentucky
CCMR of Frederick, Inc.                              Kentucky
CCMR of Golden Ring, Inc.                            Kentucky
CCMR of Greenbelt, Inc.                              Kentucky
CCMR of Harford County, Inc.                         Kentucky
CCMR of Inner Harbor, Inc.                           Kentucky
CCMR of Maryland, Inc.                               Delaware
CCMR of Ritchie Highway, Inc.                        Kentucky
CCMR of Timonium, Inc.                               Delaware
CFC Franchising Company                              Delaware
Chi-Chi's, Inc.                                      Delaware
Chi-Chi's Franchise Operations Corporation           Kentucky
Chi-Chi's Management Corporation                     Kentucky
Chi-Chi's of Greenbelt, Inc.                         Kentucky
Chi-Chi's of Kansas, Inc.                            Kansas
Chi-Chi's of South Carolina, Inc.                    Kentucky
Chi-Chi's of West Virginia, Inc.                     Kentucky
Coco's Restaurants, Inc.                             California
El Torito Restaurants, Inc.                          Delaware
Far West Concepts, Inc.                              California
FRI-Admin Corporation                                Delaware
FRI-C Corporation                                    Delaware
FRI-DHD Corporation                                  Delaware
FRI-FRD Corporation                                  Delaware
FRI-J Corporation                                    Delaware
FRI-M Corporation                                    Delaware
FRI-MRD Corporation                                  Delaware
FRI-NA Corporation                                   Delaware
jojos California Family Restaurants, Inc.            Delaware
jojos Restaurants, Inc.                              California
Maintenance Support Group, Inc.                      Kentucky